SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant  |X|
         Filed by a Party other than the Registrant  |_|
         Check the appropriate box:

|_|  Preliminary Proxy Statement    |_|  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           HERC PRODUCTS INCORPORATED
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials:

          ---------------------------------------------------------------
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------

     (4)  Date Filed:

--------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         H.E.R.C. PRODUCTS INCORPORATED

                         2215 West Melinda Lane, Suite A

                             Phoenix, Arizona 85027

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be held June 8, 2000

                              --------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED ("Company") will be held at the Embassy Suites Hotel, 2577
W. Greenway Road, Phoenix, Arizona, on June 8, 2000, at 10:00 a.m. local time, for the following purposes:

     1. To elect three directors of the Company to hold office until the Annual Meeting of Stockholders in 2001 and until their respective successors have been duly elected and qualified;

     2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

     Only stockholders of record at the close of business on April 10, 2000, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     You are urged to read the attached proxy statement, which contains information relevant to the action to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                          By Order of the Board of Directors


                                          S. Steven Carl
                                          President

Phoenix, Arizona
May 1, 2000

                         H.E.R.C. PRODUCTS INCORPORATED

                               --------------------
                                 PROXY STATEMENT
                               --------------------

                               GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of H.E.R.C. Products Incorporated ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on June 8, 2000, and at any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

     The Company's executive offices are located at 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about May 1, 2000.

Record Date and Outstanding Shares

     The Board has fixed the close of business on April 10, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or at any and all adjournments thereof. As of April 10, 2000, the Company has issued and outstanding 11,666,187 shares of Common Stock, par value $.01 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

     Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under the caption "Proposal I: Election of Directors" and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

     The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

     Under "Proposal I: Election of Directors," the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

Security Ownership of Certain Beneficial Owners

     The table and accompanying footnotes on the following pages set forth certain information as of April 10, 2000 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers as of the date of this proxy whose individual compensation exceeded $100,000 in the year ended December 31, 1999, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons).

                                  Amount and Nature of       Percent of Class
Name of Beneficial Owner         Beneficial Ownership(1)   of Voting Securities
------------------------         --------------------      --------------------

S. Steven Carl(2)(3)                    727,709                      6.13%
R. John Armstrong(2)                     72,752                          *
Salvatore T. DiMascio(2)(5)              59,863                          *
Lance Laifer and Laifer
  Capital Management, Inc.(2)         3,410,000                     29.23%
Norman H. Pessin(2)                   1,025,000                      8.79%
Shelby A. Carl(2)(4)                    597,470                      5.10%
All directors and executive
  officers as a group
   (4 persons)(6)                       946,524                      7.94%

____________________
*    Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from January 31, 2000 upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from January 31, 2000 have been exercised or converted. The information concerning the beneficial owners is based upon information furnished to the Company by such beneficial owners. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) The address for Messrs. S. Steven Carl, Shelby A. Carl, Armstrong and DiMascio is c/o H.E.R.C. Products Incorporated, 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027. The address for Norman H. Pessin is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158. The address for Lance Laifer is c/o Laifer Capital Management, Inc., 45 West 43rd Street, 9th Floor, New York, NY 10036.

(3) Includes 210,000 shares issuable pursuant to immediately exercisable options. Excludes 40,000 shares issuable on options that become exercisable in the future.

(4) Includes 50,000 shares issuable pursuant to immediately exercisable options.

(5) Includes 20,000 shares issuable pursuant to immediately exercisable options.

(6) Includes shares referred to as being included in note (3), (4) and (5), 68,200 additional shares and 18,000 shares issuable pursuant to immediately exercisable options. Excludes shares referred to as being excluded in note
     (3) and 32,000 shares issuable on options which become exercisable in the future.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Name                             Age        Position
----                             ---        ------------

S. Steven Carl                   42         Chairman of the Board of Directors,
                                            Chief Executive Officer and
                                            President

R. John Armstrong                56         Director

Salvatore T. DiMascio            60         Director

     S. Steven Carl has been the Chief Executive Officer and a Director of the Company since August 1995 and President of the Company from August 1995 to February 28, 1996. Effective February 28, 1996, Mr. Carl became Chairman of the Board and resigned as President of the Company. Mr. Carl was re-appointed the President in May 1997. From May 1992 to August 1995, Mr. Carl was the President and Chief Executive Officer of CCT Corporation, a wholly owned subsidiary of the Company acquired in May 1995.

     R. John Armstrong has been a Director of the Company since January 1, 1999. Mr. Armstrong served eleven years in the U.S. Navy, with experience in ship design, construction and maintenance, with a four year tour at a SupShip (supervisor of shipbuilding office), serving in quality assurance, contracts and planning departments in addition to serving two years on the engineering faculty at the Naval Academy. Following his resignation from the Navy, Mr. Armstrong served as a Project Manager and, ultimately, Executive Vice President of a professional services company in Washington DC, providing engineering and computer services to a broad spectrum of clients. In 1986 he became the President of Seaward Marine Services, Inc., engaged in international diving services.

     Salvatore T. DiMascio has been a Director of the Company since September 3, 1996. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, a management and investment consulting firm. From June 1994 to June 1997, Mr. DiMascio was Executive Vice President and Chief Financial Officer of Anchor Gaming, a public company. Among other executive level positions held during his 30-year career, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. In addition, he has experience in industrial products manufacturing, distribution and other service industries. Mr. DiMascio is currently a director of Fotoball USA, a public company. Mr. DiMascio is a Certified Public Accountant.

     Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. Officers serve at the discretion of the Board subject to any employment contracts.

     Outside Directors elected at duly convened annual shareholder's meetings or other properly convened Board elections are compensated by an annual Outside Director's Retainer in the amount of $15,000 per annum, payable as follows: (a) $1,500 semi-annually on the first day of the second and fourth quarters following such election; (b) $1,000 for personal attendance at duly convened quarterly meetings of the Board; and (c) the issuance of HERC restricted Common Stock payable quarterly on the first day of each quarter in an amount equivalent to $2,000 of market value measured on the close of trading of the last trading day of the prior quarter, plus out-of-pocket expenses.

     The Board met five times in the fiscal year ended December 31, 1999, and all directors attended all the meetings.

     The Board has established an Audit Committee and a Compensation Committee.

     The Audit Committee, currently comprised of Salvatore T. DiMascio and R. John Armstrong, has been formed to: (i) recommend annually to the Board of Directors the appointment of the independent auditors of the Company; (ii) review with the independent auditors the scope of the annual audit and review their final report relating thereto; (iii) review with the independent auditors the accounting practices, policies and accounting and financial controls of the Company; (iv) be available to the independent auditors during the year for consultation; and (v) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee held two meetings in the fiscal year ended December 31, 1999.

     The Compensation Committee, currently comprised of Salvatore T. DiMascio,
R. John Armstrong and S. Steven Carl, has been formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee held one meeting in the fiscal year ended December 31, 1999.

     The Company is obligated through April 2001, if so requested by GKN Securities Corporation ("GKN"), the placement agent of its April 1996 private placement, to nominate and use its best efforts to elect GKN's designee as a director of the Company or, at GKN's option, as a non-voting advisor to the Board. GKN has not exercised its right to designate such a person.

Executive Compensation

     Set forth in the following table is information as to the compensation paid or accrued to each officer and director receiving compensation of at least $100,000 and the Chief Executive Officer, (collectively, the "Named Executive Officers") for the three years ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                  Annual              Long-Term
                                               Compensation (1)     Compensation
                                               ------------         -----------
                                                                      Restricted
                                                                         Stock
Name and Principal Position        Year       Salary      Bonus          Award
---------------------------        ----       ------      -----        --------

S. Steven Carl                     1999      $109,875    $24,038       $16,500
    Chairman of the Board,         1998      $ 82,100                       --
     Chief Executive Officer       1997      $100,100                       --
     and Director

(1)  On June 15, 1999, the Company entered into an employment agreement with Mr.
     S. Steven Carl.

     Other than the compensation set forth in the table, the Named Executive Officers did not receive non-cash benefits having a value exceeding 10% of their stated compensation.

     On June 15, 1999, the Company entered into a two year employment agreement with Mr. S. Steven Carl. Under the agreement, Mr. Carl currently is paid an annual base salary of $115,500. The annual base salary will increase by 15% on June 15, 2000. Mr. Carl will also be paid a bonus equal to 7.5% of EBITDA (excluding extraordinary accounting events or any accounting impact from discontinued operations) based on the financial results of fiscal year 1999 and 2000. This bonus may be paid in cash or by the issuance of Common Stock equal to the bonus amount. Mr. Carl also participtes in the bonus pool established for all employees of the Company. In addition, if the Company achieves its projected EBITDA for the fiscal year as established by the board of directors, Mr. Carl will be issued 25,000 shares of Common Stock. Mr. Carl is entitled to receive benefits no less favorable than other senior executives and a car allowance of $500 per month. The Company also awarded Mr. Carl 50,000 shares of common stock as restricted shares of which 25,000 vested on June 15, 1999 and 25,000 will vest on June 15, 2000. The agreement provides that Mr. Carl is subject to non-competition and confidentiality restrictions.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee of the Board of Directors sets the compensation of the executive officers and key employees, subject to ratification by the Board of Directors.

     General Compensation Policy. The Compensation Committee believes that the compensation program for executive officers of the Company should be designed to attract, motivate and retain talented executives responsible for the success of the Company. The Compensation Committee believes the compensation program should be determined within a competitive framework and should be based on achievement of overall financial results and individual contribution.

     Compensation Components. The three major components that make up the compensation of the Company's executive officers are (i) base salary, (ii) annual cash incentive awards in the form of a cash bonus and stock bonus awards and (iii) long-term equity-based incentive awards in the form of stock option and restricted stock grants. The Compensation Committee's determination of the compensation components for executive officers is highly subjective and not subject to specific criteria. The Compensation Committee has, however, compared its executives' compensation levels to independent compensation surveys and compensation packages for executives in similarly sized technology companies and has found its compensation packages to be comparable.

     The base salary for each executive officer is determined at levels considered appropriate for comparable positions at other companies and the Company's ability to pay. Annual cash bonuses are subjective and are based on the Company's achievement of financial performance targets as well as individual contribution. Long-term equity- based incentive awards, in the form of stock option grants, are determined subjectively based on the executive's position within the Company, individual performance, potential for future responsibility and promotion and the number of unvested options held at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Compensation Committee's discretion.

     CEO Compensation. During 1999, the Compensation Committee evaluated Mr. S. Steven Carl's compensation and recommended and approved a written employment agreement. The agreement terms are described above under "Executive Compensation." The base salary was set based on an evaluation of Mr. Carl's performance and the performance of the Company during the last two years. It was also based on a comparison of executive salaries in similar industries and the Phoenix market, subject to the Company's ability to pay. Because of the restrictions on the Company's ability to pay compensation, the Compensation Committee instituted bonuses based on the EBITDA of the Company based on the annual fiscal year results of 1999 and 2000 and the achievement of the annual budget by the Company. The Compensation Committee further tied compensation to Mr. Carl serving the Company by awarding a grant of restricted stock of 50,000 shares of which 25,000 vested on June 15, 1999 and 25,000 will vest on June 15, 2000.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation will not be incorporated by reference into any of those prior filings, nor will such report be incorporated by reference into any future filings made by the Company under those statutes.

THE COMPENSATION COMMITTEE
S. Steven Carl
R. John Armstrong
Salvatore T. DiMascio

Stock Option Plans

     In 1993, the Company's Board adopted the 1993 Stock Option Plan ("1993 Plan") pursuant to which 350,000 shares of Common Stock were reserved for issuance to key employees, including officers. Key employees are persons in those positions within the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1993 Plan is administered by the Board, who may appoint a committee to act on its behalf. To date, the Board has not appointed a committee. Options may be granted under the

1993 Plan as incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended, or options not qualifying as incentive stock options. The exercise price of any incentive stock option cannot be less than 100% of the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock). No options may be granted after the year 2003. As of December 31, 1999, the Company had issued under the 1993 Plan 88,000 options exercisable at prices ranging from $0.3125 to $0.32 per share.

     In 1996, the Company's Board adopted the 1996 Equity Performance Plan ("1996 Plan") pursuant to which 1,000,000 shares of Common Stock were reserved for issuance to key employees, officers, directors and consultants of the Company and its subsidiaries, as both incentive stock options and non-incentive stock options and other equity based awards. Holders of these awards are persons in those positions with the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1996 Plan is administered by the Board, who may a appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The exercise price of any incentive stock option cannot be less than 100% of the fair market value per share of Common Stock on the last trading day before the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock). The exercise price of a non- incentive stock option may not be less than 100% of the fair market value on the last trading day before the date of grant. No options may be granted after the year 2006. As of December 31, 1999, the Company had issued options under the 1996 Plan to acquire 586,500 shares of Common Stock, exercisable at prices ranging from $0.31 to $1.75 per share.

Other Options and Warrants

     In addition to the options under the 1993 Plan and the 1996 Plan, the Company has outstanding the following options and warrants as of December 31, 1999: (i) warrants to purchase 85,000 shares of Common Stock at $3.00 per share issued to Perrin, Holden & Davenport Capital Corporation in connection with its private placement in December 1996, (ii) an option to purchase 171,490 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at $2.00 per share, issued to GKN and its designees in connection with a private placement in April 1996, (iii) warrants issued to consultants to purchase 392,500 shares of Common Stock at prices ranging from $0.21875 to $2.75 per share, (iv) other options issued to employees to purchase 390,000 shares of Common Stock at prices ranging from $0.3125 to $1.75 per share, (v) warrants to purchase 300,000 shares of Common Stock at prices ranging from $1.31 to $2.00 per share, issued to GKN and its designees in connection with the exercise of 150,000 units in June 1997 and (vi) warrants to purchase 125,000 shares of Common Stock at prices ranging from $1.18 to $1.47 issued to InterEquity in connection with the term loan in September 1997. All of the foregoing securities are exercisable into an aggregate of 2,309,980 shares of Common Stock.

     No options were granted to the Named Executive Officers during the fiscal year ended December 31, 1999.

     The following table sets forth certain information with respect to options granted to the Named Executive Officers:

                        AGGREGATE YEAR END OPTION VALUES
                                                          Value of Unexercised
                             # of Unexercised Options     In-the-Money Options
                                 at Fiscal Year End       at Fiscal Year End
                             ------------------------     ------------------
Name of Executive           Exercisable Unexercisable  Exercisable Unexercisable
-----------------           ----------- -------------  ----------- -------------

S. Steven Carl
    Chairman of the           210,000      40,000          0(1)        0(1)
    Board, Chief Executive
    Officer and President

(1) The market value at December 31, 1999 of the Common Stock underlying the options was $0.30 per share. The Options are exercisable at prices of $0.3125 or more.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten- percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Boston Stock Exchange. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1999, all its officers directors and ten-percent stockholders complied with the Section 16(a) reporting requirements.

                             INDEPENDENT ACCOUNTANTS

     Arthur Andersen, LLP, Phoenix, Arizona, was the independent accountant of the Company for the year ended December 31, 1999. A representative of Arthur Andersen, LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                           2001 STOCKHOLDER PROPOSALS

     Any stockholder of the Company who wishes to submit a proposal for presentation at the annual meeting of stockholders to be held in the year 2001, must submit the proposal to the Company at its headquarters set forth in this proxy statement no later than December 31, 2000, for inclusion, if appropriate, in the proxy statement and proxy related to that meeting. The Company reserves the right to exclude any proposal which does not meet all the requirements for inclusion established by the commission in effect at that time.

     Stockholders are advised that management will be permitted to exercise discretionary voting authority under proxies it solicits for the 2001 annual meeting of stockholders with respect to any proposal presented by a stockholder, without any discussion of the proposal in the proxy statement for the meeting, unless the Company receives notice of such proposal at its principal office in Phoenix, Arizona not later than March 16, 2001.

                                  OTHER MATTERS

     The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                      By Order of the Board of Directors


                                      S. Steven Carl
                                      President

Phoenix, Arizona
May 1, 2000

                     H.E.R.C. PRODUCTS INCORPORATED - PROXY

                       Solicited By The Board of Directors
                for the Annual Meeting To Be Held on June 8, 2000

P         The undersigned Stockholder(s) of H.E.R.C. Products Incorporated, a
     Delaware corporation ("Company"), hereby appoints S. Steven Carl and John Gulick, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual
R Meeting of Stockholders of the Company to be held on June 8, 2000 and at all adjournments thereof. This R proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

O    1. Election of the following Directors:

     FOR all nominees listed below except      WITHHOLD AUTHORITY to vote for
X    as marked to the contrary below  |_|      all nominees listed below   |_|

Y          S. Steven Carl, Salvatore T. DiMascio and R. John Armstrong

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

        ________________________________________________________

     2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

          |_|  I plan on attending the Annual Meeting.


                                     Date _____________________________, 2000


                                     ----------------------------------------
                                     Signature

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                                     Signature if held jointly

                                     Please sign exactly as name appears above.
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.